                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  June 18, 2003 (June 18, 2003)
                                                --------------------------------

                            ENERGY WEST INCORPORATED
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             (Exact name of registrant as specified in its charter)

           MONTANA                       0-14183                81-0141785
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(State or other jurisdiction           (Commission             (IRS Employer
      of incorporation)                File Number)          Identification No.)

1 First Avenue South, Great Falls, Montana                59401
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(Address of principal executive offices)                (Zip Code)

Registrant's telephone number, including area code   (406)791-7500
                                                   -----------------------------

                                 Not applicable
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          (Former name or former address, if changed since last report)

Item 7.     Financial Statements and Exhibits.

         (c) EXHIBITS. The following exhibits are filed herewith:

         99.1    Press Release dated June 18, 2003.
         99.2    Press Release dated June 18, 2003.

Item 5.  Other Events and Regulation FD Disclosure.

          On June 18, 2003, Energy West Incorporated (the "Company") issued a press release announcing that its subsidiary, Energy West Resources, Inc.
("EWR"), and PPL Montana, LLC ("PPLM"), have agreed to settle their lawsuit pending in the United States District Court for the District of Montana, for
payments by EWR to PPLM totaling $3.2 million. A copy of the press release dated
June 18, 2003 is attached as Exhibit 99.1 hereto and incorporated herein by reference.

          Also on June 18, 2003, the Company issued a press release announcing a suspension of its quarterly dividend, other actions to strengthen its financial position and the impact of the settlement with PPLM. A copy of the press release dated June 18, 2003 is attached as Exhibit 99.2 hereto and incorporated herein by reference.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

         Date:  June 18, 2003              ENERGY WEST INCORPORATED

                                           By: /s/ Edward J. Bernica
                                             --------------------------------------
                                             Edward J. Bernica, President and Chief
                                             Executive Officer